Exhibit 10.2

EXECUTION COPY

SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement, dated as of July 11, 2013 (this “Agreement”), is entered into by and among Energy Funding LLC (the “Debtor”), Wells Fargo Bank, National Association, as secured party in its capacity as Collateral Agent under the Credit Agreement referred to below (in such capacity, the “Secured Party”), and Wells Fargo Bank, National Association, as custodian under the Credit Agreement referred to below (in such capacity, the “Custodian”) and as securities intermediary hereunder (in such capacity, the “Securities Intermediary”).  Capitalized terms used but not defined herein shall have the meaning assigned to them in the Credit Agreement, dated as of July 11, 2013 (the “Credit Agreement”), among the Debtor, as Borrower, the Secured Party, as Collateral Agent (the “Collateral Agent”), the Lenders referred to therein and Natixis, New York Branch, as Administrative Agent (the “Administrative Agent”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.        Establishment of Securities Accounts.  (a) The Debtor hereby directs the Securities Intermediary to establish, and the Securities Intermediary hereby does establish, each of the accounts identified on Schedule I hereof and any sub-accounts created pursuant to Section l(b)(i) herein (such accounts and sub-accounts and any successor accounts and sub-accounts, the “Securities Accounts”), each to be maintained by the Securities Intermediary as a securities intermediary in the name of the Debtor, subject to the lien of the Collateral Agent.

(b)        The Securities Intermediary hereby confirms and agrees that:

(i)         the Securities Intermediary shall not change the name or account number of any Securities Account without the prior written consent of the Secured Party; provided, however, that the Securities Intermediary shall be entitled to establish sub-accounts of the Securities Accounts without the prior consent of the Secured Party;

(ii)        all securities or other property underlying any financial assets credited to the Securities Accounts in accordance with the Credit Agreement shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Custodian or the Securities Intermediary or in blank;

(iii)       all property delivered to the Securities Intermediary pursuant to the Credit Agreement will be promptly credited to the appropriate Securities Account;

(iv)       each Securities Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Secured Party as entitled to exercise the rights that comprise any financial asset credited to the account;

(v)        the Securities Intermediary shall promptly deliver copies of all statements, confirmations and other correspondence concerning the Securities Accounts and/or any financial assets credited thereto simultaneously to each of the Debtor and the Secured Party at the address for each set forth in Section 9 of this Agreement;

(vi)       the Securities Accounts shall be deemed to be “securities accounts” as defined in Section 8-501(a) of the UCC; and

(vii)      notwithstanding the intent of the parties hereto, to the extent that any Securities Account shall be determined to constitute a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC, the Custodian (A) shall treat the Debtor as the Custodian’s sole “customer” (within the meaning of Section 9-104 of the UCC) with respect to such deposit account, and (B) shall comply with instructions from the Debtor regarding disposition of funds in such deposit account, which may, in each case, be in the form of standing instructions, without any consent by the Secured Party or any other Person; provided that, notwithstanding the foregoing, at such time as the Securities Intermediary receives a Notice of Exclusive Control (as defined in Section 3(c)), the Securities Intermediary shall take direction and instruction with respect to such Securities Account solely from the Secured Party.

(c)        The Debtor and the Securities Intermediary agree to the terms and provisions of Section 8.1(d) of the Credit Agreement, which terms and provisions are incorporated herein by this reference as if expressly set forth herein.  The Securities Intermediary shall be afforded, without duplication and to the extent not inconsistent with Article 8 of the UCC, the same protections and immunities as are afforded the Collateral Agent under the Credit Agreement.

Section 2.        “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to any Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 3.        Entitlement Orders.  (a) With respect to the Securities Accounts and all financial assets credited thereto, the Securities Intermediary hereby agrees that it will comply with “instructions” (within the meaning of Section 8-102(a)(12) of the UCC) (each, an “Instruction”) and “entitlement orders” (within the meaning of Section 8-102(a)(8) of the UCC) (each, an “Entitlement Order”) originated by the Secured Party without further consent by any other Person, including, without limitation, the Debtor.

(b)        Until the time referred to in the following clause (c), the Securities Intermediary may accept, rely on and comply with Instructions and Entitlement Orders originated by the Debtor relating to the Securities Accounts or any financial asset carried therein without the further consent of the Secured Party or any other Person; provided that, in the event the Securities Intermediary receives conflicting Instructions or Entitlement Orders from the Secured Party and the Debtor, the Securities Intermediary shall follow the Instructions or Entitlement Orders of the Secured Party and not the Instructions or Entitlement Orders of the Debtor.

(c)        Upon the receipt by the Securities Intermediary of a notice in substantially the form of Exhibit A hereto (a “Notice of Exclusive Control”), and until such time as the Secured Party expressly by notice to the Securities Intermediary in writing withdraws such Notice of Exclusive Control, the Securities Intermediary shall comply only with such Instructions and Entitlement Orders relating to the Securities Accounts as are originated by the Secured Party alone.

Section 4.        Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise, a security interest in any Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party.

The financial assets and other items deposited in or credited to any Securities Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person other than the Secured Party (except that the Securities Intermediary may set off the face amount of any checks which have been credited to any Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds and amounts due in respect of customary fees and expenses for routine maintenance and operation of each Securities Account).

Section 5.        Choice of Law.  Both this Agreement and the Securities Accounts shall be governed by the law of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Securities Accounts (as well as the security entitlements related thereto) shall be governed by the law of the State of New York.

Section 6.        Conflict with Other Agreements; Amendments.

(a)        In the event of any conflict between this Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(b)        No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the Debtor, the Securities Intermediary and the Secured Party (acting on behalf of and at the direction of the Majority Lenders).  The Debtor shall, for so long as any Loan is outstanding or Commitment remains in effect and such Loan is rated by a Rating Agency, mail to such Rating Agency, at the address provided in the Credit Agreement, a copy of each such amendment or modification.

(c)        The Securities Intermediary hereby confirms and agrees that:

(i)         except for the Credit Agreement, there are no other agreements entered into among the Securities Intermediary, the Custodian and the Debtor with respect to the Securities Accounts;

(ii)        it has not entered into, and, until the termination of this Agreement, will not enter into, any agreement with any other Person relating to the Securities Accounts and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other Person; and

(iii)       it has not entered into, and, until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

Section 7.        Adverse Claims.  Except for the claims and interests of the Secured Party and of the Debtor in the Securities Accounts, the Securities Intermediary has no knowledge of any claim to, or interest in, any Securities Account or in any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited thereto.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Secured Party, the Debtor and DBRS upon receipt of written notice thereof.

Section 8.        Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Secured Party, at the direction of the Majority Lenders, may assign its rights hereunder (i) only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor and (ii) for so long as any Loan is outstanding or Commitment remains in effect and such Loan is rated by a Rating Agency, by sending written notice of such assignment to such Rating Agency.  The parties hereto hereby acknowledge that, so long as any Loan remains outstanding or any Commitment remains in effect, the Administrative Agent and each of the Lenders shall be an express third party beneficiary of this Agreement.

Section 9.        Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received, or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below:

Debtor:

Energy Funding LLC

c/o FS Energy and Power Fund
Cira Centre
2929 Arch Street, Suite 675

Philadelphia, Pennsylvania 19104

Attention: Chief Financial Officer

Telephone No.: 215-220-4531

Facsimile No.: 215-222-4649

Email: ted.gallivan@franklinsquare.com

Secured Party:

Wells Fargo Bank, National Association,

as Collateral Agent

9062 Old Annapolis Rd.

Columbia, Maryland 21045

Attention: CDO Trust Services—Energy Funding LLC

Telephone No.: 410-884-2000

Facsimile No.: 410-715-3748

Securities Intermediary:

Wells Fargo Bank, National Association,

as Securities Intermediary

9062 Old Annapolis Rd.

Columbia, Maryland 21045

Attention: CDO Trust Services—Energy Funding LLC

Telephone No.: 410-884-2000

Facsimile No.: 410-715-3748

For delivering physical securities:

Wells Fargo Bank, N.A.

1055 10th Avenue S.E.

Minneapolis, MN 55414

Attention: ABS Custody Vault

Telephone No.: 612-667-8058

Facsimile No.: 612-667-1080

Administrative Agent and Lenders:

The addresses set forth in the Credit Agreement.

Any party may change its address for notices in the manner set forth above.

Section 10.      Termination.  The obligations of the Securities Intermediary to the Secured Party pursuant to this Agreement shall continue in effect until the security interests of the Secured Party in the Securities Accounts have been terminated pursuant to the terms of the

Credit Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing.  Secured Party agrees to provide a Notice of Termination in substantially the form of Exhibit B hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Secured Party’s security interest in the Securities Accounts pursuant to the terms of the Credit Agreement.  The termination of this Agreement shall not terminate any Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to any Securities Account.

Section 11.      Representations, Warranties and Covenants of the Securities Intermediary.

The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a)        The Securities Accounts have been established as set forth in Section 1 of this Agreement and will be maintained in the manner set forth herein until the termination of this Agreement.

(b)        This Agreement is the legal, valid and binding obligation of the Securities Intermediary enforceable against the Securities Intermediary in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally and by general principles of equity.

(c)        The Securities Intermediary is a “securities intermediary” within the meaning of Section 8-102(a) of the UCC and, to the extent any Securities Account is determined to be a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC), the Custodian is a “bank” (within the meaning of Section 9-102(a)(8) of the UCC).

(d)       The Securities Intermediary is not a “clearing corporation” within the meaning of Section 8-102(a)(5) of the UCC.

Section 12.      Indemnification of Securities Intermediary; Non-Petition; Limited Recourse.

(a)        The Debtor and the Secured Party hereby agree that the Securities Intermediary is released in its capacity as such from any and all liabilities to the Debtor and the Secured Party arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s bad faith, willful misconduct or gross negligence.  The Debtor hereby confirms its obligation to indemnify the Securities Intermediary pursuant to Section 12.3(b) of the Credit Agreement.  The Debtor and the Secured Party acknowledge and agree that the Securities Intermediary shall not have any additional duties other than those expressly set forth in this Agreement.  Without limitation to the foregoing, the Securities Intermediary shall not be subject to any fiduciary or other implied duties, and the Securities Intermediary shall not have any duty to take any discretionary action or exercise any discretionary powers.

(b)        Each of the Securities Intermediary and the Secured Party hereby agrees that it shall not institute against, or join any other Person in instituting against, the Debtor any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under U.S. federal or state bankruptcy laws, or other bankruptcy or similar laws until at least one year and one day (or, if applicable, such longer preference period as may be in effect) after payment in full of all Obligations.  Nothing in this Agreement shall preclude, or be deemed to stop, the Securities Intermediary or the Secured Party (i) from taking any action prior to the expiration of the aforementioned one year and one day (or longer) period in (A) any case or proceeding voluntarily filed or commenced by the Debtor or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Securities Intermediary or the Secured Party, or (ii) from commencing against the Debtor or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.

(c)        Each of the Securities Intermediary and the Secured Party hereby acknowledges and agrees that the Debtor’s obligations hereunder will be solely the obligations of the Debtor, and that the Securities Intermediary or the Secured Party, as the case may be, will not have any recourse to any of the managers, officers, employees, members or affiliates of the Debtor with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby.  Notwithstanding any other provisions hereof, recourse in respect of any obligations of the Debtor to the Securities Intermediary and the Secured Party in respect of the Loans will be limited to the Collateral as applied in accordance with the Credit Agreement and, on the exhaustion of the Collateral, all claims against the Debtor arising from this Agreement or any transactions contemplated hereby shall be extinguished and shall not thereafter revive.

(d)       The provisions of this Section 12 shall survive termination of this Agreement for any reason whatsoever and the earlier removal or resignation of the Securities Intermediary.

Section 13.      Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

Section 14.      Waiver of Jury Trial; Submission to Jurisdiction.

(a)        EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b)        Each party hereto hereby (i) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the court of the United States of America for the Southern District of New York and the appellate courts of any of them; (ii) consents that any such action or proceeding may be brought in any court described in clause (i) above and waives to the fullest extent permitted by applicable law any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in the Credit Agreement or at such other address as may be permitted thereunder; and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Account Control Agreement as of the date first written above.

ENERGY FUNDING LLC,
as Debtor

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Secured Party

By:	/s/ José Rodriguez
Name: José Rodriguez
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Custodian and Securities Intermediary

By:	/s/ José Rodriguez
Name: José Rodriguez
Title: Vice President